SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): March 8, 2005


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                 1-5571                     75-1047710
     (State or other           (Commission                (I.R.S. Employer
     jurisdiction of           File Number)              Identification No.)
      incorporation)

Mail Stop CF3-203, 300 RadioShack Circle, Fort Worth, Texas     76102
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (817) 415-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|      Written communications pursuant to Rule 425 under the Securities Act

|_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.        Entry into a Material Definitive Agreement.

     In connection with the appointment of David G. Barnes as Senior Vice President - Chief Financial Officer of RadioShack Corporation ("RadioShack"), described in Item 5.02 below and incorporated by reference into this Item 1.01, the following sets forth Mr. Barnes' base salary and stock option grant information for calendar year 2005.

Base Salary:                                 $375,000
Number of Stock Options (1):                 50,000
Exercise Price Per Share:                    $29.35
------------------

(1) Options are granted at fair market value and vest in annual increments of one-third beginning on the first anniversary of the date of grant. For persons who continue to serve as employees of RadioShack, options expire seven years from the date of grant.

     In addition, Mr. Barnes will be eligible in calendar year 2005 to participate in the RadioShack Corporation Bonus Plan for Executive Officers (the "Bonus Plan"), which was established pursuant to the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan, which was approved by stockholders at RadioShack's 2004 annual meeting (the "2004 Plan"). Mr. Barnes' annual incentive bonus measures for the Bonus Plan for calendar year 2005 will be the measures for executive officers approved by RadioShack's Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee") on February 24, 2005. A summary describing these elements of the annual incentive performance measures for calendar year 2005 is set forth in Exhibit
10.1 and is incorporated by reference.

     Mr. Barnes will also be eligible in calendar year 2005 to participate in the RadioShack Corporation Long-Term Incentive Plan (the "LTIP"), which was established pursuant to the 2004 Plan. Mr. Barnes' long-term incentive performance goals for the 2005 through 2007 performance cycle will be the goals for executive officers that were also approved by the Compensation Committee on February 24, 2005. A summary describing the elements of the long-term incentive performance measures for the 2005 through 2007 performance cycle is set forth in
Exhibit 10.2 and is incorporated by reference.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On March 8, 2005, RadioShack announced the appointment of David G. Barnes as Senior Vice President - Chief Financial Officer of RadioShack, effective April 18, 2005. Mr. Barnes, who is 43, most recently served as Chief Financial Officer of Coors U.S. in Golden, Colorado. A copy of the press release announcing Mr. Barnes' appointment is attached as Exhibit 99.1.

     There is no family relationship between Mr. Barnes and any other executive officer or director of RadioShack, and there is no arrangement or understanding under which he was appointed. All executive officers of RadioShack are appointed by the Board of Directors to serve until their successors are appointed. There are no transactions to which RadioShack or any of its subsidiaries is a party and in which Mr. Barnes has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

     In connection with Mr. Barnes' appointment, David P. Johnson will no longer serve as Acting Chief Financial Officer of RadioShack and will assume the position of Senior Vice President - Chief Accounting Officer and Corporate Controller.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.

10.1 Description of 2005 Annual Incentive Bonus Performance Measures for Executive Officers (filed as Exhibit 10.3 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

10.2 Description of Long-Term Incentive Performance Measures for Executive Officers for the 2005 through 2007 Performance
                  Cycle (filed as Exhibit 10.6 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

99.1              Press Release, dated March 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 9th day of March, 2005.

                                     RADIOSHACK CORPORATION


                                     /s/  Mark C. Hill
                                     -------------------------------------------
                                     Mark C. Hill
                                     Senior Vice President - Chief
                                     Administrative Officer, Corporate Secretary
                                     and General Counsel

                                  EXHIBIT INDEX

Exhibit No.

10.1 Description of 2005 Annual Incentive Bonus Performance Measures for Executive Officers (filed as Exhibit 10.3 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

10.2 Description of Long-Term Incentive Performance Measures for Executive Officers for the 2005 through 2007 Performance
                  Cycle (filed as Exhibit 10.6 to RadioShack's Form 8-K filed on February 28, 2005 and incorporated herein by reference).

99.1              Press Release, dated March 8, 2005.

                                                                    Exhibit 99.1

For more information, contact:

Kay Jackson
Senior Director, Public Relations
(817) 415-3300
Media.relations@radioshack.com


      RadioShack Corporation Names David Barnes as Chief Financial Officer


Fort Worth, Texas - March 8, 2005 - RadioShack Corporation (NYSE: RSH) today announced that David Barnes, 43, has been named Senior Vice President, Chief Financial Officer of the company. Barnes will join the company on April 18, 2005, and oversee the company's finance, treasury, accounting and investor relations functions. Barnes was most recently chief financial officer of Coors U.S. in Golden, Colorado.

"David brings solid financial experience and expertise to RadioShack," said David Edmondson, president and chief executive officer elect. "David is a well-rounded finance executive with an impressive background in strategic financial planning, business development and international markets. I am pleased to have an executive with David's proven management and leadership skills join the RadioShack team."

Barnes began his career with Coors Brewing Company in 1999 as Vice President and Treasurer, progressing into his current chief financial officer position in 2002. From 1994 to 1999, he held progressive financial management positions with YUM BRANDS (parent company of Pizza Hut, KFC and Taco Bell) where he worked extensively in international financial markets. He began his career as a consultant with Bain and Company before holding strategy and planning positions with Motorola and Asea Brown Boveri (ABB), an industrial electronics business. Barnes holds a bachelor of arts degree in applied mathematics from Yale University and a master of business administration degree in finance and marketing from University of Chicago.

"RadioShack's long-term growth strategy is compelling," said Barnes. "I believe my background lends itself well to developing financial strategies that support the company's future direction. I look forward to joining Dave and the management team and leading the finance team toward successful execution of the strategy."

Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is the nation's most trusted consumer electronics specialty retailer and a growing provider of a variety of retail support services. The company operates through a vast network of sales channels, including: nearly 7,000 company and dealer stores; almost 100 RadioShack locations in Mexico; more than 500 SAM'S CLUB wireless kiosks; and a growing number of mall-based Sprint PCS wireless kiosks. RadioShack's knowledgeable and helpful sales associates deliver convenient product and service solutions within an estimated five minutes of where 94 percent of all Americans either live or work. For more information on RadioShack Corporation, visit www.radioshackcorporation.com. To learn more about RadioShack products and services or to purchase items online, visit www.radioshack.com.